UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 5, 2024

MEDMEN ENTERPRISES INC.

(Exact name of registrant as specified in its charter)

British Columbia	000-56199	98-1431779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6501 Congress Ave., Boca Raton, Florida 33487

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(424) 330-2082

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed by MedMen Enterprises Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on December 22, 2023, subsidiaries of the Company, MMOF Vegas Retail, Inc. and MMOF Vegas Retail 2, Inc., entered into an Asset Purchase and Sale Agreement (the “Nevada Agreement”) with Retail Facilities Operations NV, LLC, and MME Retail Management, LLC, a subsidiary of the Company, entered into an Assignment Agreement (the “Arizona Agreement” and together with the Nevada Agreement, the “Agreements”) with Retail Facilities Operations AZ, LLC. Retail Facilities Operations AZ, LLC and Retail Facilities Operations NV, LLC are affiliate of Mint Cannabis, a private multi-state cannabis operator headquartered in Arizona. Pursuant to the Agreements, the Company agreed to sell its non-core business operations in Arizona (the “Arizona Assets”) and certain assets in Nevada (the “Nevada Assets”) for total consideration comprising a minimum of an aggregate of $24.0 million of cash, which is subject to certain tax liability, net working capital and other adjustments, and short-term seller notes in the principal amount of $5.5 million, subject to certain tax liability adjustment, and the assumption of certain liabilities. In particular, the transactions comprise of the sales of the Company’s wholly-owned operating subsidiary in Arizona and its two operating dispensaries located in Clark County in Nevada.

On January 5, 2024, the sale of the Arizona Assets was consummated pursuant to the Arizona Agreement. The total consideration received by the Company for the sale was approximately $14 million, subject to certain adjustments as set forth in the Arizona Agreement. The sale of the Nevada Assets is still pending subject to regulatory approval for completion.

The foregoing descriptions of the Agreements are not complete and are subject to, and qualified in their entirety by reference to, the Agreements, copies of which are filed with this Current Report on Form 8-K as Exhibit 2.1 and 2.2, respectively, and the terms of which are incorporated herein by reference.

The required pro forma financial information for the disposition of the Arizona Assets described in this Item 2.01 will be filed by an amendment to this Current Report on Form 8-K once the Company’s financial statements for the year ended July 1, 2023 and the quarter ended September 30, 2023 are completed and filed with the SEC.

Item 7.01	Regulation FD Disclosure.

On January 5, 2024, the Company issued a press release announcing the completion of disposition of the Arizona Assets. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On January 11, 2024, the Company was notified by the OTC Markets Group Inc. (the “OTC Markets Group”) that the Company has been moved from the OTCQB market (the “OTCQB”) to the OTC Expert Market per the public disclosure requirements of Rule 15c2-11 of the Securities Exchange Act of 1934, as amended. The Company has not filed its Annual Report on Form 10-K for the fiscal year ended July 1, 2023 (the “Form 10-K”) and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 (the “Form 10-Q”, together with the Form 10-K, the “Reports”). Once the Company files the Reports with the SEC and if the Company meets all of the eligibility requirements of the OTCQB standards, it intends to reapply to the OTCQB.

On January 5, 2024, the British Columbia Securities Commission (“BCSC”), as principal regulator, and the Ontario Securities Commission issued a general “failure to file” cease trade order (“CTO”) in respect of the securities of the Company as a result of the Company being unable to file the Reports (and related filings) by the filing deadlines. The CTO prohibits the trading by any person of any securities of the Company in each jurisdiction in Canada in which the Company is a reporting issuer for as long as the CTO remains in effect. However, the CTO provides an exception for beneficial securityholders of the Company who are not currently (and who were not as of January 5, 2024) insiders or control persons of the Company and who sell securities of the Company acquired before January 5, 2024 if both of the following criteria are met: (i) the sale is made through a “foreign organized regulated market”, as defined in section 1.1 of the Universal Market Integrity Rules of the Investment Industry Regulatory Organization of Canada and (ii) the sale is made through an investment dealer registered in a jurisdiction of Canada in accordance with applicable securities legislation. The Company anticipates that the CTO will remain in place until such time as the Reports have been filed.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1†	Assignment Agreement dated as of December 15, 2023 by and between Omaha Management Services, LLC, MME Retails Managements, LLC and Retail Facilities Operations AZ, LLC
2.2†	Asset Purchase and Sale Agreement dated as of December 15, 2023 between MMOF Vegas Retail, Inc., MMOF Vegas Retails 2, Inc. and Retail Facilities Operations NV, LLC
99.1	Press Release dated January 5, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Certain exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2024	MEDMEN ENTERPRISES INC.

/s/ Kimble Cannon
	By:	Kimble Cannon
	Its:	General Counsel & Corporate Secretary